UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Merck & Co., Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This filing consists of employee business briefing materials.

Employee Business Briefing: Executive Committee Discusses Merger Announcement

At an Employee Business Briefing yesterday, Merck's Executive Committee made the most of their first opportunity to speak to Merck employees about the recently announced Merck Schering-Plough merger agreement.

A Compelling Combination
Merck Chairman, President and CEO Dick Clark spoke about the value of the planned merger, highlighting the areas of Schering-Plough's business that complement Merck's. These include:

•	a diversified product portfolio across important therapeutic areas;
•	a strong presence outside the U.S., particularly in emerging markets;
•	a well-developed pipeline; and

A Broad Portfolio
Ken Frazier, executive vice president and president, Global Human Health (GHH), discussed the tremendous opportunities an expanded portfolio will create for our sales representatives. This is particularly true for the therapeutic areas – like Respiratory and Women's Health – where sales reps will be able to provide physicians with multiple options for their patients' needs.

At the same time, Schering-Plough has significant market presence in the emerging markets where Merck has been looking to expand. The combination of an increased product portfolio and a broader reach create an environment that is well-aligned with GHH's new business model.

ITPS ("It's the Pipeline, Stupid!")
Executive Vice President and President of Merck Research Laboratories Peter S. Kim took some liberties with an old adage to make a simple point regarding the importance of a robust pipeline.  He expressed excitement about the opportunity to merge Merck's leadership in key research areas with the innovation of Schering-Plough.  Peter stressed that the caliber of Schering-Plough's scientists and the complementary nature of the two companies' pipelines is remarkable.

Although both companies have been focusing in the same therapeutic areas, there is very little overlap in the mechanism of actions they've been studying.  Peter was most enthusiastic about the therapeutic areas where both companies have made first-to-market discoveries, and believes the combined company will have the best pipeline in the industry "by far."

An Expanded Manufacturing Network
The  Merck Manufacturing Division (MMD) is looking forward to integrating Schering-Plough's operations with Merck's existing manufacturing capabilities. Executive Vice President and President of  MMD Willie Deese said that Merck will achieve even greater synergies  by applying its lean manufacturing and sourcing strategies throughout an expanded network.

Good Financial Sense
In his remarks, Executive Vice President and Chief Financial Officer Peter Kellogg explained that the merger will be "accretive" to Merck's shareholders. Accretion refers to our ability to deliver better earnings as a combined company (with Schering-Plough) than as a stand-alone company.

In addition to the shareholder value, Peter explained that the merger is not expected to impact the company's credit ratings and it is expected to generate additional cash flow by 2013, giving the company access to cash for long-term investments.

100 Pages of Legal Language in 5 Minutes
Executive Vice President and General Counsel Bruce Kuhlik delivered a quick review of the more than 100-page merger agreement. One of the topics he covered was the "reverse merger" process. This process will bring Merck and Schering-Plough together in several steps. They include:

1.	Merck & Co., Inc. will become a subsidiary of Schering-Plough.
2.	Schering-Plough will be renamed "Merck."
3.	Dick Clark will be the leader of the new Merck.
4.	Shares for the new "Merck" will be issued to existing Merck shareholders.

Integration of Sites and Systems
Global Services will be responsible for integrating the systems and technologies of the two separate companies.  Executive Vice President, Global Services, and Chief Information Officer Chris Scalet confirmed that the U.S. launch of COMET and the global launch of Hire-to-Retire remain on track, with just 116 days until "go live" on July 6. Other projects, including the planned launches of COMET in EMEAC and APAC, will be delayed until a more detailed assessment can be completed.

People Principles
Like Merck, one of Schering-Plough's greatest assets is the talent of its workforce. Mirian Graddick-Weir, executive vice president, Human Resources, shared her excitement over our opportunity to benefit from the talents and capabilities that Schering-Plough's people will bring to the combined company.

During the integration, the chief focus will be on retaining and deploying Schering's top talent and making sure that we integrate their people, the majority of whom will join Merck colleagues in the combined company, across every division and function. We are also instituting an immediate hiring freeze in both companies, except for "critical jobs."

By adhering to the principles of Respect for People and Open and Transparent Communications, Mirian believes we can help set Merck and Schering-Plough up for a successful integration.

What Comes Next
The new company is expected to be created by the end of 2009.  Adam Schechter, president, Global Pharmaceuticals, GHH, will lead the integration team for Merck.  Merck's Executive Committee will become the management team for the new company, with Dick Clark assuming leadership.

For more information, view the slide deck from the Employee Business Briefing. [link to slide deck]

Forward-Looking Statements
This communication contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on both Merck’s and Schering-Plough’s managements current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements.  The forward-looking statements may include statements regarding product development, product potential or financial performance. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Merck and Schering-Plough undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements in this communication should be evaluated together with the many uncertainties that affect either companies’ business, particularly those mentioned in the risk factors and cautionary statements set forth in Item 1A of either companies’ 10-K for the year ended December 31, 2008, and in their periodic reports on Form 10-Q and Form 8-K, which the companies incorporate by reference.

These reports are available at www.merck.com and www.schering-plough.com.

Additional Information
In connection with the proposed transaction, Schering-Plough will file a registration statement, including a joint proxy statement of Merck and Schering-Plough, with the Securities and Exchange Commission (the “SEC”).  Investors are urged to read the registration statement and joint proxy statement (including all amendments and supplements to it) because they will contain important information.  Investors may obtain free copies of the registration statement and joint proxy statement when they become available, as well as other filings containing information about Merck and Schering-Plough, without charge, at the SEC’s Internet site (www.sec.gov). These documents may also be obtained for free from Schering-Plough’s Investor Relations web site (www.schering-plough.com) or by directing a request to Schering-Plough Investor Relations at (908) 298-7436. Copies of Merck’s filings may be obtained for free from Merck’s Investor Relations Web Site (www.merck.com) or by directing a request to Merck’s Office of the Secretary at (908) 423-1000.

Merck and Schering-Plough and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies from Merck and Schering-Plough shareholders in respect of the proposed transaction.

Information regarding Schering-Plough’s directors and executive officers is available in Schering-Plough’s proxy statement for its 2008 annual meeting of shareholders, filed with the SEC on April 23, 2008, and information regarding Merck’s directors and executive officers is available in Merck’s preliminary proxy statement for its 2009 annual meeting of stockholders, filed with the SEC February 25, 2009.  Additional information regarding the interests of such potential participants in the proposed transaction will be included in the registration and joint proxy statement filed with the SEC in connection with the proposed transaction.

Merck & Schering-Plough Merger
Employee Business Briefing

March 10, 2009

MERCK

Richard T. Clark

Chairman, President and Chief Executive Officer

MERCK

A Compelling Combination

A Formula for Growth

- **Strong, complementary portfolio:** Broadens scope of Merck's commercial portfolio with leading franchises in key therapeutic areas
  - Schering-Plough products provide long-lived marketing exclusivity
- **Enhances R&D efforts and establishes a formidable pipeline:** Adds high potential early-, mid- and late-stage pipeline candidates to provide platform for sustainable growth
  - Doubles the number of Merck Phase III candidates to 18
- **Expanded global presence:** Dramatically accelerates Merck's international growth efforts, especially in key emerging markets
- **Substantial synergies:** Incremental $3.5 billion in annual cost savings expected beyond 2011

Financial Strength

- **Maintain Merck dividend:** Based on strong free cash flow generated by combination
- **Maintain strong balance sheet:** Merck believes it will maintain its current credit ratings

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MERCK

Notable Quotes …

The New York Times

… "Merck is expanding its franchise in cardiovascular, respiratory and oncology drugs and shoring up its research pipeline … Merck will benefit from the worldwide reach of Schering-Plough, which generates about 70 percent of its sales outside of the United States …"

AP Associated Press

"In our view, this largely equity-financed transaction could improve Merck & Co. Inc.'s overall competitive position at the cost of modestly weakening its financial risk profile … The financial uncertainties of the transaction offset the possible business risk improvements."

- Standard & Poor's credit analyst David Lugg

MarketWatch

"It's a constructive deal because Merck recognizes that the level of access to Schering-Plough's pipeline is good….Schering-Plough wasn't necessarily in the best position to develop some of these drugs. Overall it's a very sensible move."

- Stephen Pope, chief global market strategist at Cantor Fitzgerald Europe.

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MERCK

Kenneth C. Frazier
Executive Vice President and President, Global Human Health

MERCK

Broadens and Complements Commercial Portfolio with Leading Franchises

Therapeutic Area	Schering-Plough Products	Merck Products
Cardio / Metabolic	(eptifibatide) Injection INTEGRILIN; VYTORIN (ezetimibe/simvastatin); Zetia (ezetimibe)	Januvia (sitagliptin) tablets; COZAAR (losartan potassium tablets); Tredaptive; HYZAAR
Infectious Disease	PegIntron; Avelox; NOXAFIL posaconazole Oral Suspension	ISENTRESS raltegravir tablets; INVANZ (ertapenem sodium) IV/IM; Cancidas (caspofungin acetate) IV
Respiratory	Asmanex Twisthaler; CLARINEX TABLETS; nasonex	ONCE-A-DAY SINGULAIR (MONTELUKAST SODIUM)
Women's Health	Follistim; Puregon; NUVARING	FOSAMAX PLUS D (alendronate sodium/cholecalciferol) tablets; GARDASIL [Quadrivalent Human Papillomavirus (Types 6, 11, 16, 18) Recombinant Vaccine]
Arthritis / Immunology	Remicade INFLIXIMAB	ARCOXIA (etoricoxib, MSD)
Oncology	Temodar temozolomide Capsules	EMEND (aprepitant)

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MERCK

8

More Geographically Diverse Revenue Base

Merck: 2008 $23.9B

Japan
8%
Latin
America
4%
Asia Pacific
6%
Europe and
Canada
26%
United
States
56%

International Sales $10.5 billion

Combined[1]: 2008 $46.9B

Latin
America
7%
Japan
6%
Asia
Pacific
5%
United
States
47%
Europe and
Canada
35%

International Sales $25.0 billion

[1] Sales figures reflect Merck and Schering-Plough reported 2008 sales plus 100% of MSP JV reported sales

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MERCK

Animal Health and Consumer Health Businesses

Animal Health

- Intervet/Schering-Plough Animal Health is a global leader in animal health, with market-leading products for a broad range of species
- More than 1,000 marketed products – balanced between vaccines and pharmaceuticals

Consumer Health

- Successful Rx-to-OTC switch company
- Leading consumer brands including CLARITIN, COPPERTONE and DR. SCHOLL'S
- More than 12 new introductions planned in 2009

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MERCK

Peter S. Kim
Executive Vice President and President, Merck Research Laboratories

MERCK

Mid- and Late-Stage Pipeline: A Powerful Combination
Select Programs (February-2009)

	Merck	Schering-Plough
Cardiovascular/ Metabolic	MK-0859 (atherosclerosis)	TRA (ACS, 2° prevention)
	Rolofylline (heart failure)	Acadesine (reperfusion injury)
	MK-0524A & MK-0524B	
Infectious Disease	√ ISENTRESS Tx Naïve (HIV)	Vicriviroc (HIV)
	ISENTRESS QD (HIV)	Boceprevir (HCV)
	MK-7009 (HCV)	
Respiratory & Immunology	MK-0476C (asthma)	√ Golimumab (inflammation)
	MK-0633 (asthma)	MFF (Asthma/COPD)
		Allergy Immunotherapy Tablet
Neuroscience	MK-0974 (migraine)	√ Asenapine (schiz.; bipolar)
	MK-4305 (insomnia)	Sugammadex (anesthesia)
		Preladenant (Parkinson's)
Oncology	MK-8669 (sarcoma)	√ PEGINTRON (melanoma)
	MK-0646 (colorectal cancer)	* TEMODAR I.V. (cancer)
		IGF-1R (colorectal cancer)
Endocrine & Women's Health	MK-0822 (osteoporosis)	√ Corifollitropin alfa (fertility)
	V-503 (HPV Vaccine)	Esmirtazapine (hot flashes)
	GARDASIL (27-45 years)	NOMAC/E2 (contraceptive)

√ = under regulatory review
* = recent approval

MFF = Mometasone/Formoterol

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MERCK

Willie A. Deese

Executive Vice President and President,
Merck Manufacturing Division

MERCK

Increased Manufacturing Capabilities

- Combined manufacturing operations will considerably increase manufacturing capabilities
- Will include more capacity to support anticipated growth in biologics and sterile medicines
- We will achieve even greater synergies by applying lean manufacturing and sourcing strategies to the expanded operations

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MERCK

Peter N. Kellogg
Executive Vice President and Chief Financial Officer

MERCK

Significant Financial Benefits

- **Significant Accretion:** Anticipated to be modestly accretive to non-GAAP EPS in first year following the close and significantly accretive thereafter
  - **Synergies:** Significant cost savings opportunities of incremental ~$3.5 billion annually beyond 2011
  - **Investment:** Enhance financial flexibility to invest in promising drug candidates as well as external R&D
- **Maintains Merck's Strong Financial Profile**
  - **Near-Term Tax Rate:** Anticipate no change
  - **2013 Cash Flow:** $15 billion free cash flow generated by combination
  - **Dividend:** No change to Merck dividend
  - **Credit Rating:** Transaction structured to maintain current credit ratings

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MERCK

Superior Long-Term Financial Profile

- **EPS:** Target high single-digit non-GAAP EPS[1] compound annual growth rate from 2009[2] to 2013
  - Assumes contribution from Animal Health business is reflected in Equity Income at 50%
- **Pretax Margins:** Target non-GAAP pretax margins[1] of nearly 40% in 2013
- **Free Cash Flow**: Target free cash flow of approximately $15 billion in 2013

1) Excludes certain items: restructuring costs, purchase accounting adjustments, acquisition-related costs and certain other significant items
2) 2009 reflects Merck stand alone non-GAAP EPS guidance

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MERCK

Bruce N. Kuhlik
Executive Vice President and General Counsel

MERCK

Transaction Overview

- **Merger of Merck and Schering-Plough**
- **Anticipated Closing:** Fourth quarter of 2009, subject to regulatory approvals
- **Transaction Structure:** Reverse Merger
  - Schering-Plough will be renamed Merck and will continue as surviving public corporation
  - Each Merck share will automatically become a share of the combined company
- **Until the Close:** Interactions with Schering-Plough, if any, should remain the same as they were before the merger was announced.

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MERCK

J. Chris Scalet

Executive Vice President, Global Services, and Chief Information Officer

MERCK

Integration of Systems

- **Continue as Planned**
  - COMET U.S. Go Live
  - Global Hire-to-Retire
- **On hold** (pending evaluation)
  - COMET outside the U.S.
- July 6 is 117 days away

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MERCK

Mirian Graddick-Weir

Executive Vice President,
Human Resources

MERCK

People Principles for Integration

- Opportunity to benefit from Schering-Plough's talent and capabilities
- Integrating Talent
  - Goal to retain and deploy top talent to drive our combined business
  - Majority of Schering-Plough colleagues to remain
  - No top-down review of Merck colleagues
  - Hiring freeze
- Respect for People
- Communicating Regularly and Transparently

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MERCK

Questions and Answers

UG Auditorium: Raise your hand. Press and hold red button on mic for 3 seconds before speaking. Continue to hold the button as you speak into the mic. Release button when you are done speaking.

Other Auditoriums: Submit your question form to the moderator.

E-mail: From webcast video/audio pages or Outlook at **ec2@merck.com**

Phone:

U.S. & Canada:	+1.877.326.3725
Participant Code:	89582677
All Other Locations:	+1.706.758.9939
Participant Code:	89582677

Press *1 to ask a question

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MERCK

This communication contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential or financial performance. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Merck undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements in this communication should be evaluated together with the many uncertainties that affect Merck’s business, particularly those mentioned in the risk factors and cautionary statements set forth in Item 1A of Merck’s Form 10-K for the year ended December 31, 2008, and in its periodic reports on Form 10-Q and Form 8-K, which the Company incorporates by reference. These reports are available on our website at www.merck.com and www.schering-plough.com.

In connection with the proposed transaction, Schering-Plough will file a registration statement, including a joint proxy statement of Merck and Schering-Plough, with the Securities and Exchange Commission (the “SEC”). Investors are urged to read the registration statement and joint proxy statement (including all amendments and supplements to it) because they will contain important information. Investors may obtain free copies of the registration statement and joint proxy statement when they become available, as well as other filings containing information about Merck and Schering-Plough, without charge, at the SEC’s Internet web site (www.sec.gov). These documents may also be obtained for free from Schering-Plough’s Investor Relations web site (www.schering-plough.com) or by directing a request to Schering-Plough’s Investor Relations at (908) 298-7436. Copies of Merck’s filings may be obtained for free from Merck’s Investor Relations Web Site (www.merck.com) or by directing a request to Merck at Merck’s Office of the Secretary, (908) 423-1000.

Merck and Schering-Plough and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies from Merck and Schering-Plough shareholders in respect of the proposed transaction.

Information regarding Schering-Plough’s directors and executive officers is available in Schering-Plough’s proxy statement for its 2008 annual meeting of shareholders, filed with the SEC on April 23, 2008, and information regarding Merck’s directors and executive officers is available in Merck’s preliminary proxy statement for its 2009 annual meeting of stockholders, filed with the SEC on February 25, 2009. Additional information regarding the interests of such potential participants in the proposed transaction will be included in the registration statement and joint proxy statement filed with the SEC in connection with the proposed transaction.